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                           RESOURCE SHARING AGREEMENT
                                 AMENDMENT NO. 1


      This Amendment No. 1 to the Resource Sharing Agreement (this Amendment") is made as of April 7, 2000 (the "Amendment Effective Date") by and between AppliedTheory Corporation, formerly NYSERNet.com ("AppliedTheory") and NYSERNet.org ("NYSERNet").


                                   BACKGROUND

      This Amendment is made with reference to the following facts:

      A. NYSERNet and AppliedTheory are parties to that certain Resource Sharing Agreement dated as of October 1, 1996 (the "Agreement").

      B. The parties desire to extend the termination date of the Agreement as set forth below.


                               TERMS OF AMENDMENT

      Accordingly, in consideration of the mutual promises set forth below, the parties hereby agree as follows:

      1. The termination date of the Agreement is extended from December 31, 1999 to December 31, 2000.

      2. All other terms and conditions of the Agreement shall remain in full force and effect.


      IN WITNESS WHEREOF, the parties have executed this Amendment.

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
       APPLIEDTHEORY CORPORATION                      NYSERNET.ORG

       By:  /s/ Angelo Gencarelli                     By:  /s/ Dr. Timothy Lance

       Name: Angelo Gencarelli                        Name: Dr. Timothy Lance

       Title: Vice President Business Integration     Title: President

       Date: 4/17/2000                                Date: 4/13/2000
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